Exhibit 99.4

大家好，我是张磊。很高兴为您介绍车车科技。

Hi everybody! This is Lei Zhang. It is my pleasure to give you a brief introduction about Cheche Technology.

车车科技是一家有着深厚技术基因的保险科技公司，公司核心团队来自于腾讯、中国人保、贝莱德等企业的高级管理人员和资深技术团队。我们围绕着保险数字化的战略机遇，推出了多款深受客户欢迎的产品，与保险公司、汽车制造商、保险中介机构和消费者建立了深度且牢固的互信关系，在中国保险科技领域位居领先的位置。

Cheche Technology is an Insurtech company with solid foundation in technology. The company’s core executives have extensive operational, technical, and financial experience from well-known companies such as Tencent, PICC, and BlackRock. We have capitalized on the strategic opportunity of insurance digitalization, launched various products that are well received by customers, and built deep, strong and trustworthy relationships with insurance companies, auto OEMs and insurance intermediaries within the broader ecosystem. We have established Cheche as a leading independent technology-empowered platform for auto insurance transaction services, building on our strong foundation in China’s Insurtech sector.

车车的创立，源自于我们的团队极度看好中国保险数字化的发展，深信科技改善保险行业的价值。我们认为，保险行业的数字化变革，是解决低效的生态系统与行业快速增长之间矛盾的最佳方案。

The founding of Cheche stems from our team’s visionary view on the digital transformation of China’s insurance industry, and a deep belief that technology can unlock massive value in the industry. We firmly believe that digitalization of the insurance ecosystem combined with data-driven insights offers the best solution to address the current inefficiencies and regulatory goals within the rapidly growing insurance industry.

我们的创业初心——通过科技服务保险行业，并由此实现 “让保险交易更简单、人车生活更美好 ”的公司使命。

It is our founding mission to serve the insurance industry through technology and creating value through data, thereby “making insurance transactions easier and enabling better lives for people”.

围绕着公司的使命，我们打造了中国领先的保险数字化交易服务平台，连接 50多家保险公司和数十万保险代理人、以及 4500多家保险中介机构，为他们实现了保险数字化转型。我们为多家新能源车企提供了全栈保险服务系统和解决方案。我们还利用数据挖掘技术和商业分析工具，帮助保险公司实现更智能的承保政策和理赔风控。这些系统和产品都依托于我们持续的研发投入和长期的技术积累。

Focusing on our mission, we have built China’s leading independent technology-empowered platform for auto insurance transaction services. We have connected key stakeholders in the insurance ecosystem including over 50 insurance carriers, hundreds of thousands of referral partners, and more than 4500 insurance intermediaries to facilitate and contribute to their digital transformation process. On the other hand, we have customized full-stack insurance service systems and solutions for a handful of NEV manufacturers. Additionally, we have enabled better underwriting, pricing and risk management capabilities for insurance carriers utilizing our advanced data analytics and market intelligence engines. These products developed by the company are all a result of more than a decade of accumulated technical capabilities and continued investment in advanced technology.

中国是一个巨大的保险市场，每年的保费规模高达 4.5万亿人民币，其中车险保费超过了 8000亿。特别是新能源汽车的产销量，连续七年位居世界第一，背后带来的保险需求充满机遇。我们相信，保险科技将为传统保险业带来革命性的飞跃。我们深信，车车的商业模式正在改变和引领中国保险科技的创新方向并将持续高速增长。欢迎您投资车车科技，必将会是一个正确的选择！

China has a massive insurance market. The annual premiums are approaching CNY4.5 trillion, of which the auto insurance premiums exceed CNY800 billion. Especially, China has led globally in new energy vehicle productions and sales for seven consecutive years, which provides a vast market for NEVs auto insurance. It is our deep conviction that technology will help transform the insurance industry. We are confident that Cheche Technology is leading the charge of China’s Insurtech sector. We believe that your decision to invest in Cheche will be an excellent decision!

Certain Defined Terms

“Business Combination Agreement” refers to the definitive agreement, dated the date hereof, by among Prime Impact, Cheche and the other parties thereto, to combine Prime Impact with Cheche, as described above.

“Combined Company” refers to the publicly-traded parent company whose shares are expected to be listed on Nasdaq following the completion of the Proposed Transaction and that will continue to conduct the business currently conducted by Cheche.

“Proposed Transaction” refers to the proposed combination of Prime Impact with Cheche pursuant to the Business Combination Agreement.

“SEC” refers to the U.S. Securities and Exchange Commission.

About Cheche Technology

Established in 2014 and headquartered in Beijing, China, Cheche Technology is a leading auto insurance technology platform, with a nationwide network of around 110 branches licensed to distribute insurance policies across 24 provinces, autonomous regions and municipalities in China. Capitalizing on its leading position in auto insurance transaction services, Cheche Technology has evolved into a comprehensive, data-driven technology platform that offers a full suite of services and products for digital insurance transactions and insurance SaaS solutions in China. Learn more at https://www.chechegroup.com/en

About Prime Impact

Prime Impact is a Cayman Islands exempted company formed on July 21, 2020 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination involving Prime Impact and one or more businesses. Prime Impact is focused on partnering with experienced management teams building innovative, data-centric technology or technology-related companies in key Asian markets with a focus on the Greater China market. Prime Impact is led by Co-Founder, Co-CEO and CFO Mark Long and Co-Founder and Co-CEO Michael Cordano. Learn more at https://ir.primeimpactcapital.com.

Forward-Looking Statements

This transcript includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated implied enterprise value of the Combined Company, Cheche Technology’s ability to scale and grow its business, the advantages and expected growth of the Combined Company, the Combined Company’s ability to source and retain talent, the cash position of the Combined Company following closing of the Proposed Transaction, Prime Impact’s and Cheche Technology’s ability to consummate the Proposed Transaction, and expectations related to the terms and timing of the Proposed Transaction, as applicable. These statements are based on various assumptions, whether or not identified in this transcript, and on the current expectations of Prime Impact’s and Cheche Technology’s management and are not predictions of actual performance.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of Prime Impact and Cheche Technology believes that it has a reasonable basis for each forward-looking statement contained in this transcript, each of Prime Impact and Cheche Technology cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus included in the Registration Statement relating to the Proposed Transaction, which is expected to be filed by the Combined Company with the SEC and other documents filed by the Combined Company or Prime Impact from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither Prime Impact nor Cheche Technology can assure you that the forward-looking statements in this transcript will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Proposed Transaction due to the failure to obtain approval from Prime Impact’s shareholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the Proposed Transaction, the amount of redemption requests made by Prime Impact’s public shareholders, costs related to the Proposed Transaction, the impact of the global COVID-19 pandemic, the risk that the Proposed Transaction disrupts current plans and operations as a result of the announcement and consummation of the Proposed Transaction, the outcome of any potential litigation, government or regulatory proceedings, and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Registration Statement to be filed by the Combined Company with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2021 of Prime Impact and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither Prime Impact nor Cheche Technology presently know or that Prime Impact and Cheche Technology currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this transcript should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in this transcript represent the views of Prime Impact and Cheche Technology as of the date of this transcript. Subsequent events and developments may cause those views to change. However, while Prime Impact and Cheche Technology may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Prime Impact or Cheche Technology as of any date subsequent to the date of this transcript. Except as may be required by law, neither Prime Impact nor Cheche Technology undertakes any duty to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the Proposed Transaction, Prime Impact and the Company intend to cause a registration statement on Form F-4 to be filed with the SEC, which will include a proxy statements to be distributed to Prime Impact’s shareholders in connection with Prime Impact’s solicitation for proxies for the vote by Prime Impact’s shareholders in connection with the Proposed Transaction and other matters as described in the registration statement, as well as a prospectus relating to the Company’s securities to be issued in connection with the Proposed Transaction. Prime Impact’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Prime Impact’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Proposed Transaction, because these documents will contain important information about Prime Impact, the Company and the Proposed Transaction. After the registration statement is filed and declared effective, Prime Impact will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date to be established for voting on the Proposed Transaction. Shareholders may also obtain a copy of the preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, as well as other documents filed with the SEC regarding the Proposed Transaction and other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

Prime Impact, Cheche Technology and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Prime Impact’s shareholders in connection with the Proposed Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Prime Impact’s shareholders in connection with the Proposed Transaction will be set forth in the proxy statement/prospectus included in the Registration Statement to be filed with the SEC in connection with the Proposed Transaction. You can find more information about Prime Impact’s directors and executive officers in Prime Impact’s final prospectus related to its initial public offering dated September 9, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This transcript is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential Transaction, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of Prime Impact, the Company or the combined company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.